CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

                           DERIVED INFORMATION 7/16/04

                                      [$245,000,000]
                      Senior, Mezzanine & Subordinate Bonds Offered
                                       (Approximate)

                                      [$835,000,050]
                         Total Certificates Offered & Non-Offered

                  Home Equity Pass-Through Certificates, Series 2004-FRE1

                    Credit Suisse First Boston Mortgage Securities Corp.
                                        Depositor

                                            [TBD]
                                          Trustee

         The information contained in the attached materials is referred to as the "Information".

         The Information has been provided by Credit Suisse First Boston.
Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The
Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

         The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

         The Information addresses only certain aspects of the applicable certificate's characteristics and thus does not provide a complete assessment.
As such, the Information may not reflect the impact of all structural characteristics of the certificate. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

         Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the
Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication. Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the
Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the
Credit Suisse First Boston Trading Desk at (212) 538-8373.

                          [$245,000,000] (Approximate)
             Home Equity Pass-Through Certificates, Series 2004-FRE1

Pricing Information

Offered Certificates (1):

------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
                Available      Pre-Placed    Loan                                                                  Proposed
               Certificate     Certificate    Group                                                 WAL             Ratings
   Class       Balance ($)     Balance ($)                 Bond Type            Coupon (2)        (Years)        (S&P/Moody's)

------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
    A-1                   -   [590,000,000]     I          Senior/Adj          libor + [ ]%        [2.0]            AAA/Aaa
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
    A-2        [96,787,500]              -     II          Senior/Adj          libor + [ ]%        [2.0]            AAA/Aaa
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
  A-IO-1       Notional (4)              -   I & II       Variable IO              (6)              N/A             AAA/Aaa
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
    M-1        [27,137,500]              -   I & II      Mezzanine/Adj         libor + [ ]%        [4.7]            AA+/Aa1
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
    M-2        [29,225,000]              -   I & II      Mezzanine/Adj         libor + [ ]%        [4.5]            AA+/Aa2
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
    M-3        [16,700,000]              -   I & II      Mezzanine/Adj         libor + [ ]%        [4.5]            AA/Aa3
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
    M-4        [14,612,500]              -   I & II      Mezzanine/Adj         libor + [ ]%        [4.4]            AA-/A1
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
    M-5        [12,525,000]              -   I & II      Mezzanine/Adj         libor + [ ]%        [4.4]             A+/A2
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
    M-6        [12,525,000]              -   I & II      Mezzanine/Adj         libor + [ ]%        [4.4]             A/A3
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
    B-1        [10,020,000]              -   I & II     Subordinate/Adj        libor + [ ]%        [4.4]            A-/Baa1
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
    B-2         [8,350,000]              -   I & II     Subordinate/Adj        libor + [ ]%        [4.4]            A-/Baa2
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
    B-3         [8,350,000]              -   I & II     Subordinate/Adj        libor + [ ]%        [4.3]           BBB+/Baa3
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
    B-4         [8,767,500]              -   I & II     Subordinate/Adj        libor + [ ]%        [3.9]            BBB/---
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
   Total      [245,000,000]   [590,000,000]
------------ ---------------- --------------

Non-Offered Certificates (1):

------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
                Available      Pre-Placed    Loan                                                                  Proposed
               Certificate     Certificate    Group                                                 WAL             Ratings
   Class       Balance ($)     Balance ($)                 Bond Type            Coupon (2)        (Years)        (S&P/Moody's)

------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
  A-IO-2       Notional (5)              -   I & II       Variable IO              (7)              N/A             AAA/Aaa
------------ ----------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
   R (3)                 50              -     II           Residual           libor + [ ]%         N/A             AAA/---
------------ ----------------
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------
     X                    -              -   I & II       Subordinate              N/A              N/A               N/A
------------ ---------------- -------------- -------- --------------------- ------------------- ------------ ----------------------

(1)      100% of the Prospectus Prepayment Curve ("PPC") assumes 30.0% Constant
         Prepayment Rate ("CPR") on the collateral. Bonds are priced to call at
         100% of the PPC and assuming one-month libor and six-month libor are
         [1.44%] and [1.88%], respectively.
(2)      The coupons are capped by the applicable Net Funds Cap as described herein. (3) Non-economic residual with the tax liabilities of the
         REMIC.
(4)      Notional amount is equal to (a) [35.00%] of the sum of the Class A-1 and Class A-2 Certificates ("Class A Certificates") balances until the
         24th Distribution Date and (b) zero on the 25th Distribution Date and thereafter.
(5)      Notional amount is equal to (x) the lesser of (a) the Notional Balance for such Distribution Date (as displayed on page 19) and (b) the aggregate collateral balance for such Distribution Date and (y) zero on the 25th Distribution Date and thereafter.
(6)      The lesser of (a) [6.60%] and (b) the excess, if any, of 8.00% less one-month libor, subject to the applicable Net Funds Cap as described herein.
(7)      The excess, if any, of [1.40%] over one-month libor.

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

SUMMARY TERMS

Underwriter:                  Credit Suisse First Boston, LLC. (sole manager).

Depositor:                    Credit Suisse First Boston Mortgage Securities Corp.

Servicer:                     Fremont Investment & Loan

Trustee:                      TBA

Cut-off Date:                 On or about August 1, 2004.

Investor Settlement:          On or about [August 25, 2004], Closing Date [August 24, 2004]

Distribution Dates:           25th day of each month (or the next succeeding business day), beginning in September 2004.

Accrual                       Period: For any class of certificates and any
                              Distribution Date, the period commencing on the
                              immediately preceding Distribution Date (or, in
                              the case of the first Accrual Period, with respect
                              to the Certificates (other than the Class A-IO-1
                              Certificates), the closing date, and with respect
                              to the Class A-IO-1 Certificates, August 25, 2004)
                              and ending on the day immediately preceding the
                              related Distribution Date.

Delay Days:                   0 days.

Prospectus Prepayment Speed   30.00% CPR.
("PPC"):

Certificate                   Ratings: The Class A Certificates, Class M-1,
                              Class M-2, Class M-3, Class M-4, Class M-5, Class
                              M-6, Class B-1, Class B-2, Class B-3 and Class B-4
                              Certificates are expected to be rated by S&P and
                              Moody's.

                              Class A:      AAA/Aaa
                              Class M-1:    AA+/Aa1
                              Class M-2:    AA+/Aa2
                              Class M-3:    AA/Aa3
                              Class M-4:    AA-/A1
                              Class M-5:    A+/A2
                              Class M-6:    A/A3
                              Class B-1:    A-/Baa1
                              Class B-2:    A-/Baa2
                              Class B-3:    BBB+/Baa3
                              Class B-4:       BBB/---

Optional Call:                The transaction will have a 10% optional call.                                                                                                                                                   The transaction will have a 10% optional call.

Offered Certificates:         The Class A-1, Class A-2, Class
                              A-IO-1, Class M-1, Class M-2, Class M-3, Class
                              M-4, Class M-5, Class M-6, Class B-1, Class B-2,
                              Class B-3, and Class B-4 Certificates.

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

ERISA Eligibility:            Subject to the considerations and
                              conditions described in the Prospectus and
                              Prospectus Supplement. It is expected that the
                              Class A-1, Class A-2, Class A-IO-1, Class A-IO-2,
                              Class M-1, Class M-2, Class M-3, Class M-4, Class
                              M-5, Class M-6, Class B-1, Class B-2, Class B-3
                              and Class B-4 may be purchased by employee benefit
                              plans that are subject to ERISA.

SMMEA Treatment:              None of the classes will constitute "mortgage related securities" for purposes of SMMEA.

Taxation:                     REMIC.

Maximum Pool Balance:         The aggregate of the initial principal balance of the Mortgage Loans.

Margin Step-up:               If the optional clean-up call is not
                              exercised, the Certificate margin, except for the
                              Class A-IO Certificates, will be increased by (1)
                              the initial pass-through margin for the Class A
                              certificates; and (2) by the lesser of (x) 50
                              basis points and (y) one-half the initial
                              pass-through margin with respect to the Class M-1,
                              Class M-2, Class M-3, Class M-4, Class M-5, Class
                              M-6, Class B-1, Class B-2, Class B-3, and Class
                              B-4.

Expense Fee Rate:             The per annum rate at which the servicing, trustee, and loss mitigation advisor fees accrue.

Pass-through Rate:            The pass-through rate for each Class of Certificates (other than the Class A-IO Certificates)
                              for each Distribution Date is a per annum rate equal to the lesser of (i) the sum of the one-month libor for that Distribution Date plus the related certificate margin and (ii) the applicable Net Funds Cap. The pass-through rate for the Class A-IO-1 Certificates for each
                              Distribution Date is a per annum rate equal to the lesser of: (1) [6.60%] and (2) lesser of:
                              (i) the excess, if any, of 8.00% over one-month libor for that Distribution Date and (ii) the
                              Class A-IO-1 Net Funds Cap.  The pass-through rate for the Class A-IO-2 Certificates for each
                              Distribution Date is a per annum rate equal to the excess, if any, of [1.40%] over one-month libor for that Distribution Date.

Group 1                       For any Distribution Date, the product of (a) the amount of Monthly
Excess Interest Amount:       Excess Interest required to be distributed on that
                              Distribution Date pursuant to subclause (2)(A) of the Monthly Excess
                              Cashflow waterfall and (b) a fraction, the
                              numerator of which is the Principal Remittance
                              Amount derived from Loan Group 1 and the
                              denominator of which is the Principal Remittance
                              Amount, in each case for that Distribution Date.

Class A-1                     For any  Distribution  Date and the Class A-1  Certificates,  will be a per annum rate equal to
Net Funds Cap:                (a) a fraction,  expressed as a  percentage,  the  numerator of which is the product of (1) the
                              Optimal Interest Remittance Amount for loan group
                              1 on such date and (2) 12, and the denominator of
                              which is the Aggregate Loan Group Collateral
                              Balance of loan group 1 for the immediately
                              preceding Distribution Date, multiplied by (b) a
                              fraction, the numerator of which is 30 and the
                              denominator of which is the actual number of days
                              in the immediately preceding Accrual Period.

Group 2 Senior                For any Distribution Date and the Class A-2 Certificates, will be a per annum rate equal to
Net Funds Cap:                (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the
                              Optimal Interest Remittance Amount for loan group
                              2 on such date and (2) 12, and the denominator of
                              which is the Aggregate Loan Group Collateral
                              Balance of loan group 2 for the immediately
                              preceding Distribution Date, multiplied by (b) a
                              fraction, the numerator of which is 30 and the
                              denominator of which is the actual number of days
                              in the immediately preceding Accrual Period.

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

Class A-IO-1                  For any Distribution Date and the Class A-IO-1 Certificates, will
Net Funds Cap:                be a per annum rate equal to the quotient of (aa) the weighted average of (1)(A) the Class A-1 Net Funds Cap (without
                              adjustment for the actual number of days in the
                              Accrual Period) less (B) the rate obtained by
                              multiplying (i) 12 and (ii) the percentage
                              obtained by dividing the Current Interest due the
                              Class A-1 Certificates on that Distribution date
                              by the Class Principal Balance of the Class A-1
                              Certificates immediately prior to that
                              Distribution Date; and (2)(X) the Group 2 Senior
                              Net Funds Cap (without adjustment for the actual
                              number of days in the Accrual Period) less (Y) the
                              rate obtained by multiplying (i) 12 and (ii) the
                              percentage obtained by dividing the sum of the
                              Current Interest due the Class A-2 Certificates on
                              that Distribution Date by the aggregate Class
                              Principal Balance of the Class A-2 Certificates
                              immediately prior to that Distribution Date;
                              weighted according to the respective Class
                              Principal Balances of (I) the Class A-1
                              Certificates and (II) the Class A-2 Certificates,
                              respectively and (bb) 35.00%.

Subordinate                   For any Distribution Date and the Class M-1, Class M-2, Class M-3,
Net Funds Cap:                Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3,
                              and Class B-4 Certificates, a per annum rate equal to a
                              weighted average of (i) the Class A-1 Net Funds
                              Cap and (ii) the Group 2 Senior Net Funds Cap for
                              such Distribution Date; weighted on the basis of
                              the Subordinate Group 1 Balance and Subordinate
                              Group 2 Balance.

Subordinate                   For any Distribution Date will be
Group 1 Balance:              the aggregate of the Stated Principal Balances of
                              the group 1 mortgage loans as of the last day of
                              the related collection period, less the Class
                              Principal Balance of the Class A-1 Certificates.

Subordinate                   For any Distribution Date will be
Group 2 Balance:              the aggregate of the Stated Principal Balances of
                              the group 2 mortgage loans as of the last day of
                              the related collection period, less the Class
                              Principal Balance of the Class A-2 Certificates.

Basis Risk Carry Forward      If on any Distribution Date, the Pass-Through Rate for
Amount:                       a Class of Offered Certificates is based on the related Net Funds Cap, the excess of (i) the amount of interest such Class would
                              have been entitled to receive on such Distribution
                              Date had the applicable Pass-Through Rate not been
                              subject to the related Net Funds Cap, up to the
                              related Maximum Interest Rate, over (ii) the
                              amount of interest such Class of Certificates
                              received on such Distribution Date based on the
                              Net Funds Cap, together with the unpaid portion of
                              any such excess from prior Distribution Dates (and
                              accrued interest thereon at the lesser of (x) the
                              then applicable Pass-Through Rate, without giving
                              effect to the Net Funds Cap and (y) the Maximum
                              Interest Rate) is the "Basis Risk Carry Forward
                              Amount" on such Class of Certificates. The ratings
                              on each Class of Certificates do not address the
                              likelihood of the payment of any Basis Risk Carry
                              Forward Amount.

Maximum Interest Rate:        For the Class A-1, Class A-2 and Class R Certificates and any Distribution Date, an annual rate equal to (a) the weighted average maximum mortgage rate minus the weighted average
                              Expense Fee rate of the adjustable-rate mortgage loans in the related loan group, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual
                              number of days in the immediately preceding Accrual Period.   For the Class M-1, Class M-2,
                              Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, and Class B-4
                              Certificates and any Distribution Date, an annual rate equal to (x) the weighted average maximum mortgage rate minus the weighted average Expense Fee rate of the adjustable-rate mortgage loans in both loan groups multiplied by (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding Accrual
                              Period.

Net Mortgage Rate:            As to each mortgage loan, and at
                              any time, the per annum rate equal to the mortgage
                              rate of such mortgage loan less the rate at which
                              such loan's Expense Fee Rate accrues.

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

Principal and Interest        The servicer will be obligated to make advances with respect to delinquent payments of
Advancing:                    principal and interest on the mortgage loans to the extent deemed recoverable (as described in
                              Prospectus Supplement).

Accrued Certificate           For each Class of Offered Certificates, on any Distribution Date, shall equal the amount of
Interest:                     interest accrued during the related Interest Accrual Period on the related Class Certificate
                              Balance.

Interest Carry Forward        For each Class of Offered Certificates, on any Distribution Date, shall equal the sum of (i)
Amount:                       the excess of (A) the Accrued Certificate Interest for such Class with respect to prior
                              Distribution Dates (excluding any Basis Risk Carry
                              Forward Amount with respect to such Class), plus
                              any unpaid Interest Carry Forward Amount from the
                              prior Distribution Date, over (B) the amount
                              actually distributed to such Class with respect to
                              interest (including amounts attributable to
                              Interest Carry Forward Amounts) on such prior
                              Distribution Dates and (ii) interest on such excess at the Pass-Through Rate for such Class.

Principal Remittance          The sum of (1) all principal collected (other than
Amount:                       payaheads) or advanced in respect of scheduled
                              payments on the mortgage loans during the related
                              Collection Period (less unreimbursed Advances,
                              servicing advances and other amounts due to the
                              servicers and the trustee to the extent allocable
                              to principal) and the principal portion of
                              payaheads previously received and intended for
                              application in the related Collection Period, (2)
                              all principal prepayments received during the
                              related prepayment period, (3) the outstanding
                              principal balance of each mortgage loan
                              repurchased during the calendar month immediately
                              preceding that Distribution Date, (4) the portion
                              of any substitution amount paid with respect to
                              any replaced mortgage loans during the calendar
                              month immediately preceding that Distribution Date
                              allocable to principal, and (5) all net
                              liquidation proceeds and any other recoveries (net
                              of unreimbursed Advances, servicing advances and
                              other expenses, to the extent allocable to
                              principal) collected during the related Collection
                              Period, to the extent allocable to principal.

Optimal Interest Remittance   For any distribution date and loan group, will be
Amount:                       equal to the excess of (i) the product of (1) (x) the weighted average mortgage rate less the weighted average servicing fee rate of the mortgage loans in the related loan group as of the
                              first day of the related Collection Period divided
                              by (y) 12 and (2) the applicable Aggregate Loan
                              Group Collateral Balance for the immediately
                              preceding distribution date, over (ii) any
                              expenses that reduce the Interest Remittance
                              Amount for that loan group which did not arise as
                              a result of a default or delinquency of the
                              mortgage loans and were not taken into account in
                              computing the Expense Fee rate.

Credit Enhancement:           1. Excess cashflow.
                              2. Overcollateralization.
                              3. Subordination (see table below).

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

------------- ----------------- ------------------- -------------------
               Approximate         Approximate         Approximate
                  Expected       Expected Initial     Expected Final
               Initial Credit     Target Credit       Target Credit
Class           Enhancement*       Enhancement*        Enhancement**
------------- ----------------- ------------------- -------------------
------------- ----------------- ------------------- -------------------
A                  17.75%             18.75%              37.50%
M-1                14.50%             15.50%              31.00%
M-2                11.00%             12.00%              24.00%
M-3                 9.00%             10.00%              20.00%
M-4                 7.25%              8.25%              16.50%
M-5                 5.75%              6.75%              13.50%
M-6                 4.25%              5.25%              10.50%
B-1                 3.05%              4.05%               8.10%
B-2                 2.05%              3.05%               6.10%
B-3                 1.05%              2.05%               4.10%
B-4                 0.00%              1.00%               2.00%
------------- ----------------- ------------------- -------------------
* Prior to stepdown date, based on Maximum Pool Balance.
** After stepdown date, based on current pool balance.

Overcollateralization:       1.   Before the Stepdown Date, the required overcollateralization amount is [1.00]% of the
                                  Maximum Pool Balance.
                             2.   On and after the Stepdown Date, the required
                                  overcollateralization amount is [2.00]% of the
                                  outstanding pool balance (subject to a Trigger
                                  Event).
                             3.   The required overcollateralization amount is
                                  subject to a floor of 0.50% of the Maximum
                                  Pool Balance.
                             4.   On any Distribution Date on or after the
                                  Stepdown Date, if a Trigger Event occurs or is
                                  continuing, the required overcollateralization
                                  amount will be equal to the required
                                  overcollateralization amount in effect for the
                                  Distribution Date immediately preceding such
                                  Distribution Date.

Senior Enhancement           With respect to any Distribution  Date and the senior  certificates,  the percentage  obtained by
Percentage:                  dividing (x) the sum of (i) the aggregate Class Certificate  Balance of the Class M-1, Class M-2,
                             Class M-3, Class M-4, Class M-5, Class M-6, Class
                             B-1, Class B-2, Class B-3 and Class B-4
                             Certificates and (ii) the overcollateralization
                             amount, in each case prior taking into account the
                             distribution of the Principal Distribution Amount
                             on such Distribution Date, by (y) the aggregate
                             principal balance of the Mortgage Loans as of the
                             first day of the related remittance period.

Stepdown Date:               The  later  to  occur  of (i)  the  Distribution  Date in  September  2007  and  (ii)  the  first
                             Distribution  Date on  which  the  Senior  Enhancement  Percentage  is  greater  than or equal to approximately 37.50%.

Trigger Event:               A Trigger Event will occur for any Distribution Date if either (i) the Rolling Three Month
                             Delinquency Rate as of the last day of the related Collection Period equals or exceeds [40.0%]
                             of the Senior Enhancement Percentage for such Distribution Date or (ii) the cumulative realized losses as a percentage of the original Maximum Pool Balance on the closing date for such
                             Distribution Date is greater than the percentage set forth in the following table:

                            Range of Distribution Dates  Cumulative Loss Percentage
                           ----------------------------  ------------------------

                           September 2007 - August 2008        [2.75%]*

                           September 2008 - August 2009        [4.25%]*

                           September 2009 - August 2010        [5.50%]*

                           September 2010 - August 2011        [6.00%]*

                           September 2011 and thereafter       [6.25%]

                           ---------------------------- ------------------------
                             * The cumulative loss
                             percentages set forth
                             above are applicable to
                             the first Distribution
                             Date in the
                             corresponding range of
                             Distribution Dates. The
                             cumulative loss
                             percentage for each
                             succeeding Distribution
                             Date in a range
                             increases incrementally
                             by 1/12 of the positive
                             difference between the
                             percentage applicable to
                             the first Distribution
                             Date in that range and
                             the percentage
                             applicable to the first
                             Distribution Date in the
                             succeeding range.

Registration:                The  Offered  Certificates  will be  available  in  book-entry  form  through  DTC,  Clearstream,
                             Luxembourg and Euroclear.

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

Source for Calculation of    Telerate Page 3750.
One-Month Libor:

Delinquent Loan              If (a) any Initial Mortgage Loan, less than thirty days delinquent as of the Cut-off Date, fails
Substitution:                to make its scheduled monthly payment due during the period commencing on the second day of the month preceding the month in which the Cut-off Date
                             occurs and ending on the Cut-off Date prior to the
                             close of business on September 30, 2004, and (b)
                             the aggregate of such mortgage loans (as defined in
                             clause (a)) is less than 3% of the initial
                             principal balance of the Initial Mortgage Loans as
                             of the Cut-off Date as of the Closing Date, DLJ
                             Mortgage Capital, Inc. shall be required to either
                             repurchase or substitute such Mortgage Loans, in
                             accordance with the terms of the pooling and
                             servicing agreement.
Overcollateralization
Commencement Date:           Either (i) the November 2004 Distribution Date or (ii) the October 2004 Distribution Date if
                             more than 3% of the initial mortgage loans (by Aggregate Collateral Balance as of the initial
                             Cut-off Date) which were less than 30 days delinquent as of the initial Cut-off Date fail to make their Scheduled Payment due during the period commencing on the second day of the month preceding the month in which the initial Cut-off Date occurs and ending on the initial Cut-off
                             Date, prior to the close of business on September 30, 2004.

Group                        For any Distribution Date on or after the Stepdown Date, the product of
Allocation Amount:           (a) the Senior Principal Payment Amount for that Distribution
                             Date and (b) a fraction, the numerator of which is the
                             Principal Remittance Amount derived from the
                             related loan group and the denominator of which is
                             the Principal Remittance Amount for both loan
                             groups, in each case for that Distribution Date (as
                             described in the prospectus supplement).

                             1.   From Group 2, to the Trustee, the trustee fee, if any;
Distributions to             2.   From Group 2, to the Loss Mitigation Advisor, the loss mitigation advisor fee;
Certificateholders           3.   From Group 1, to the Trustee,  the Trustee fee amount  remaining  unpaid from (1) above, if any;
                             4.   From Group 1, to the Loss Mitigation Advisor,
                                  the policy premium amount remaining unpaid
                                  from (2) above, if any;
                             5.   Concurrently,  to the Class A  Certificates,  the  Class  A-IO-1,  and the Class  A-IO-2
                                  Certificates,  Accrued Certificate  Interest and any Interest Carry Forward Amounts for such
                                  Classes,  pro rata;  provided that (a) the Class A-1 Certificates  receive interest from the
                                  Interest  Remittance  Amount of the Group 1 Loans  before any  interest is  allocated to the
                                  Class A-1  Certificates  from the  Interest  Remittance  Amount of the Group 2 Loans and (b)
                                  interest amounts  distributed to Class A-2, Class A-IO-1 and Class A-IO-2 are allocated from the  Interest  Remittance  Amount of the Group 2 Loans  prior to amounts  being paid to such classes from the Interest Remittance Amount of Group 1 Loans;
                             6.   To the Class M-1 Certificates, first from the
                                  Interest Remittance Amount for Loan Group 2
                                  and then from the Interest Remittance Amount
                                  for Loan Group 1, Accrued Certificate Interest
                                  and any Interest Carry Forward Amount for such
                                  Class;
                             7.   To the Class M-2 Certificates, first from the
                                  Interest Remittance Amount for Loan Group 2
                                  and then from the Interest Remittance Amount
                                  for Loan Group 1, Accrued Certificate Interest
                                  and any Interest Carry Forward Amount for such
                                  Class;
                             8.   To the Class M-3 Certificates, first from the
                                  Interest Remittance Amount for Loan Group 2
                                  and then from the Interest Remittance Amount
                                  for Loan Group 1, Accrued Certificate Interest
                                  and any Interest Carry Forward Amount for such
                                  Class;
                             9.   To the Class M-4 Certificates, first from the
                                  Interest Remittance Amount for Loan Group 2
                                  and then from the Interest Remittance Amount
                                  for Loan Group 1, Accrued Certificate Interest
                                  and any Interest Carry Forward Amount for such
                                  Class;

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

Distributions to             10.  To the Class M-5 Certificates,  first from the Interest Remittance Amount for Loan Group
Certificateholders:               2 and then  from the  Interest  Remittance  Amount  for Loan  Group 1,  Accrued  Certificate
                                  Interest and any Interest Carry Forward Amount for such Class;
                             11.  To the Class M-6 Certificates, first from the
                                  Interest Remittance Amount for Loan Group 2
                                  and then from the Interest Remittance Amount
                                  for Loan Group 1, Accrued Certificate Interest
                                  and any Interest Carry Forward Amount for such
                                  Class;
                             12.  To the Class B-1 Certificates, first from the
                                  Interest Remittance Amount for Loan Group 2
                                  and then from the Interest Remittance Amount
                                  for Loan Group 1, Accrued Certificate Interest
                                  and any Interest Carry Forward Amount for such
                                  Class;
                             13.  To the Class B-2 Certificates, first from the
                                  Interest Remittance Amount for Loan Group 2
                                  and then from the Interest Remittance Amount
                                  for Loan Group 1, Accrued Certificate Interest
                                  and any Interest Carry Forward Amount for such
                                  Class;
                             14.  To the Class B-3 Certificates, first from the
                                  Interest Remittance Amount for Loan Group 2
                                  and then from the Interest Remittance Amount
                                  for Loan Group 1, Accrued Certificate Interest
                                  and any Interest Carry Forward Amount for such
                                  Class;
                             15.  To the Class B-4 Certificates, first from the
                                  Interest Remittance Amount for Loan Group 2
                                  and then from the Interest Remittance Amount
                                  for Loan Group 1, Accrued Certificate Interest
                                  and any Interest Carry Forward Amount for such
                                  Class;
                             16.  For application as part of monthly excess cash
                                  flow.

                        II.  Before the Stepdown Date or during a Trigger Event,
                             collections of principal shall be allocated
                             according to the following priority:

                             1.   From the Principal Remittance Amount derived
                                  from loan group 1, sequentially, first to (x)
                                  the Class A-1 Certificates and then to (y) the
                                  Class A-2 Certificates, until the respective
                                  Class Principal Balance of such classes has
                                  been reduced to zero; and
                             2.   From the Principal Remittance Amount derived
                                  from loan group 2, sequentially, first to (x)
                                  the Class R Certificates, and then to (y) the
                                  Class A-2, and then to (z) the Class A-1
                                  Certificates, until the respective Class
                                  Principal Balance of such classes has been
                                  reduced to zero; and
                             3.   Sequentially, to the Class M-1, Class M-2,
                                  Class M-3, Class M-4, Class M-5, Class M-6,
                                  Class B-1, Class B-2, Class B-3, and B-4
                                  Certificates, in that order, until the
                                  respective Class Certificate Balances are
                                  reduced to zero; and
                             4.   For application as part of monthly excess cash
                                  flow.

                       III.  On and after the Stepdown Date (assuming no Trigger
                             Event is in effect), collections of principal shall
                             be allocated according to the following priority:

                             1.   From the Principal Remittance Amount derived
                                  from loan group 1, sequentially, first to (x)
                                  the Class A-1 Certificates and then to (y) the
                                  Class A-2 Certificates, the Group 1 Allocation
                                  Amount, until the respective Class Principal
                                  Balance is reduced to zero; and
                             2.   From the Principal Remittance Amount derived
                                  from loan group 2, sequentially, first to (x)
                                  the Class A-2, Certificates, and then to (y)
                                  the Class A-1 Certificates, the Group 2
                                  Allocation Amount, until the respective Class
                                  Principal Balance is reduced to zero;
                             3.   Sequentially, to the Class M-1, Class M-2,
                                  Class M-3, Class M-4, Class M-5, Class M-6,
                                  Class B-1, Class B-2, Class B-3, and B-4
                                  Certificates (until the respective class
                                  principal balances have been reduced to zero)
                                  in accordance with the Target Credit
                                  Enhancement percentages for each class; and
                             4.   For application as part of each month's excess
                                  cash flow.

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

                        IV.  Any amount remaining after distributions in clauses
                             I, II and III above shall be distributed to the
                             certificates in the following order of priority:

                             1.   For the first, and if the Delinquent Loan
                                  Substitution (as described on page 8) required
                                  is both greater than 0.00% and less than or
                                  equal to 3.00% of the initial principal
                                  balance of the Initial Mortgage Loans as of
                                  the Cut-off Date, the second Distribution
                                  Date, 100% of the excess interest defined here
                                  in IV will be released to the Class X;

                             2.   (A) Until the aggregate Class Principal
                                  Balance of the certificates equals the
                                  aggregate loan balance for such Distribution
                                  Date minus the targeted overcollateralization
                                  amount for such date, on each Distribution
                                  Date (a) prior to the Stepdown Date or (b)
                                  with respect to which a Trigger Event has
                                  occurred, to the extent of Monthly Excess
                                  Interest for such Distribution Date, to the
                                  certificates, in the following order of
                                  priority:

                                     (a) (i) to the extent of the Monthly Excess
                                         Interest derived from loan group 1,
                                         sequentially, first to
                                         (x) the Class A-1 Certificates and then
                                         to (y) the Class A-2 Certificates, the
                                         Group 1 Excess Interest Amount, until
                                         the respective Class Principal Balance
                                         has been reduced to zero; and (ii)
                                         sequentially, first to (x) the Class
                                         A-2, and then to (y) the Class A-1
                                         Certificates, until the respective
                                         Class Principal Balance has been reduced to zero;

                                     (b) to the Class M-1 Certificates, until
                                         the Class Principal Balance has been
                                         reduced to zero;
                                     (c) to the Class M-2 Certificates, until
                                         the Class Principal Balance has been
                                         reduced to zero;
                                     (d) to the Class M-3 Certificates, until
                                         the Class Principal Balance has been
                                         reduced to zero;
                                     (e) to the Class M-4 Certificates, until
                                         the Class Principal Balance has been
                                         reduced to zero;
                                     (f) to the Class M-5 Certificates, until
                                         the Class Principal Balance has been
                                         reduced to zero;
                                     (g) to the Class M-6 Certificates, until
                                         the Class Principal Balance has been
                                         reduced to zero;
                                     (h) to the Class B-1 Certificates, until
                                         the Class Principal Balance has been
                                         reduced to zero;
                                     (i) to the Class B-2 Certificates, until
                                         the Class Principal Balance has been
                                         reduced to zero;
                                     (j) to the Class B-3 Certificates, until
                                         the Class Principal Balance has been
                                         reduced to zero;
                                     (k) to the Class B-4 Certificates, until
                                         the Class Principal Balance has been
                                         reduced to zero; and

                             2.    (B) On each Distribution Date on or after the
                                       Stepdown Date and with respect to which a
                                       Trigger Event has not occurred, to fund any
                                       principal distributions required to be made
                                       on such Distribution Date set forth above in
                                       subclause III (above), after giving effect to
                                       the distribution of the Principal Payment
                                       Amount for such date, in accordance with the
                                       priorities set forth therein;
                             3. To the Class M-1 Certificates, any unpaid realized loss amounts for such Class;
                             4. To the Class M-2 Certificates, any unpaid realized loss amounts for such Class;
                             5. To the Class M-3 Certificates, any unpaid realized loss amounts for such Class;
                             6. To the Class M-4 Certificates, any unpaid realized loss amounts for such Class;
                             7. To the Class M-5 Certificates, any unpaid realized loss amounts for such Class;
                             8. To the Class M-6 Certificates, any unpaid realized loss amounts for such Class;
                             9. To the Class B-1 Certificates, any unpaid realized loss amounts for such Class;
                            10. To the Class B-2 Certificates, any unpaid realized loss amounts for such Class;
                            11. To the Class B-3 Certificates, any unpaid realized loss amounts for such Class;
                            12. To the Class B-4 Certificates, any unpaid realized loss amounts for such Class;
                            13. To the Class A Certificates, any Basis Risk Carry Forward Amounts,
                                for such Classes, pro rata;
                            14. To the Class M-1 Certificates, any Basis Risk Carry Forward Amounts
                                for such Class;
                            15. To the Class M-2 Certificates, any Basis Risk Carry Forward Amounts
                                for such Class;
                            16. To the Class M-3 Certificates, any Basis Risk Carry Forward Amounts
                                for such Class;
                            17. To the Class M-4 Certificates, any Basis Risk Carry Forward Amounts
                                for such Class;
                            18. To the Class M-5 Certificates, any Basis Risk Carry Forward Amounts
                                for such Class;
                            19. To the Class M-6 Certificates, any Basis Risk Carry Forward Amounts
                                for such Class;
                            20. To the Class B-1 Certificates, any Basis Risk Carry Forward Amounts
                                for such Class;
                            21. To the Class B-2 Certificates, any Basis Risk Carry Forward Amounts
                                for such Class;

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

                            22. To the Class B-3 Certificates, any Basis Risk Carry Forward Amounts
                                for such Class;
                            23. To the Class B-4 Certificates, any Basis Risk Carry Forward Amounts
                                for such Class;
                            24. To the Basis Risk Reserve Fund, any amounts required to be paid thereto;
                            25. To the Class X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and
                            26. To the Class R Certificates, any remaining amount.

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

BOND SUMMARY
                                           To Call

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

                                      To Call (Cont'd)

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

                                        To Maturity

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

                                    To Maturity (Cont'd)

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

                               Collateral Net WAC - Class A-1

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

Collateral Net WAC - Mezzanine & Subordinate Classes

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

Breakeven CDR Table

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static and forward libor. Other assumptions incorporated include: (1) prepayment speed is
100% PPC, (2) 40% loss severity, (3) 12 month lag from default to loss, and (4)
triggers fail (i.e., no stepdown):

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

Class A-IO-2 Notional Schedule
  	  	  	  	*	**

_______________________________

             *  The Notional Balance in any period shall equal the lesser of (a)
                the Notional Balance for such period as shown above and (b) the aggregate collateral balance for such period.

             ** The per annum pass-thru rate to Class A-IO-2 each period shall be the greater of (i) 0.00% and (ii) the excess, if any, of the
                One-Month Libor Strike Rate for such period (shown above) and the one-month libor rate for such period.

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

Statistical Collateral Summary - Aggregate Collateral

All information on the Mortgage Loans is approximate and is based off of rolled scheduled balances as of the 8/01/04 cutoff date. Approximately 2.6% of the mortgage loans do not provide for any payments of principal in the first two or three years following origination. The final numbers will be found in the prospectus supplement. Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

----------------------------------------------------------------------------------------------------------------------------
Total Number of Loans                                                    4,687
Total Outstanding Loan Balance                                    $864,221,545                           Min            Max
                                                                                             -------------------------------
Average Loan Current Balance                                          $184,387                       $40,217       $503,120
Weighted Average Original LTV                                            78.4%
Weighted Average Coupon                                                  7.09%                         4.50%         12.55%
Arm Weighted Average Coupon                                              7.09%
Fixed Weighted Average Coupon                                              N/A
Weighted Average Margin                                                  6.93%                         4.75%          7.99%
Weighted Average FICO (Non-Zero)                                           618
Weighted Average Age (Months)                                               11
% First Liens                                                           100.0%
% Second Liens                                                            0.0%
% Arms                                                                  100.0%
% Fixed                                                                   0.0%
% of Loans with Mortgage Insurance                                        0.0%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Current Rate (%)                               Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
4.01 - 4.50                                            6           1,408,675         0.2       4.50        73.3         715
----------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00                                           26           6,898,557         0.8       4.89        74.7         684
----------------------------------------------------------------------------------------------------------------------------
5.01 - 5.50                                          146          33,212,857         3.8       5.34        77.2         649
----------------------------------------------------------------------------------------------------------------------------
5.51 - 6.00                                          405          88,286,869        10.2       5.85        78.3         639
----------------------------------------------------------------------------------------------------------------------------
6.01 - 6.50                                          680         140,345,527        16.2       6.35        78.2         628
----------------------------------------------------------------------------------------------------------------------------
6.51 - 7.00                                          997         193,436,090        22.4       6.83        78.9         621
----------------------------------------------------------------------------------------------------------------------------
7.01 - 7.50                                          789         144,161,099        16.7       7.31        79.1         611
----------------------------------------------------------------------------------------------------------------------------
7.51 - 8.00                                          672         113,073,160        13.1       7.79        78.8         603
----------------------------------------------------------------------------------------------------------------------------
8.01 - 8.50                                          460          71,777,408         8.3       8.27        77.6         603
----------------------------------------------------------------------------------------------------------------------------
8.51 - 9.00                                          273          39,792,970         4.6       8.75        77.7         599
----------------------------------------------------------------------------------------------------------------------------
9.01 - 9.50                                          120          17,015,640         2.0       9.32        77.5         598
----------------------------------------------------------------------------------------------------------------------------
9.51 - 10.00                                          76          10,507,050         1.2       9.82        76.8         598
----------------------------------------------------------------------------------------------------------------------------
10.01 - 10.50                                         20           2,548,906         0.3      10.35        77.3         583
----------------------------------------------------------------------------------------------------------------------------
10.51 - 11.00                                         12           1,263,826         0.1      10.85        77.0         597
----------------------------------------------------------------------------------------------------------------------------
11.01 - 11.50                                          3             322,574         0.0      11.37        56.1         616
----------------------------------------------------------------------------------------------------------------------------
11.51 - 12.00                                          1             110,981         0.0      11.70        70.0         551
----------------------------------------------------------------------------------------------------------------------------
12.51 - 13.00                                          1              59,359         0.0      12.55        70.0         535
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
FICO                                           Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
476 - 500                                              4             595,331         0.1       7.22        74.3         500
----------------------------------------------------------------------------------------------------------------------------
501 - 525                                            182          30,300,810         3.5       7.92        71.5         515
----------------------------------------------------------------------------------------------------------------------------
526 - 550                                            300          50,141,315         5.8       7.65        71.1         538
----------------------------------------------------------------------------------------------------------------------------
551 - 575                                            359          61,606,818         7.1       7.33        73.4         564
----------------------------------------------------------------------------------------------------------------------------
576 - 600                                          1,001         181,045,119        20.9       7.27        79.3         588
----------------------------------------------------------------------------------------------------------------------------
601 - 625                                            924         171,158,977        19.8       7.02        79.4         613
----------------------------------------------------------------------------------------------------------------------------
626 - 650                                            871         164,243,959        19.0       6.98        79.8         638
----------------------------------------------------------------------------------------------------------------------------
651 - 675                                            560         108,786,324        12.6       6.88        79.7         662
----------------------------------------------------------------------------------------------------------------------------
676 - 700                                            236          46,152,021         5.3       6.76        79.5         687
----------------------------------------------------------------------------------------------------------------------------
701 - 725                                            119          24,293,711         2.8       6.56        80.5         711
----------------------------------------------------------------------------------------------------------------------------
726 - 750                                             76          14,487,623         1.7       6.57        81.8         736
----------------------------------------------------------------------------------------------------------------------------
751 - 775                                             36           7,695,900         0.9       6.34        80.2         762
----------------------------------------------------------------------------------------------------------------------------
776 - 800                                             18           3,529,965         0.4       6.24        76.5         785
----------------------------------------------------------------------------------------------------------------------------
801 - 825                                              1             183,673         0.0       6.60        90.0         806
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Scheduled Balance ($)                          Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00                                  8             386,497         0.0       8.61        51.9         567
----------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                                 57           3,737,172         0.4       8.44        73.2         596
----------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00                               390          36,342,426         4.2       7.76        76.5         610
----------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00                              775          87,136,744        10.1       7.62        78.3         612
----------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00                              744         102,187,774        11.8       7.42        78.4         614
----------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                              588          95,220,995        11.0       7.08        77.6         615
----------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00                              546         102,137,388        11.8       7.05        77.7         613
----------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00                              394          83,403,151         9.7       7.00        78.7         614
----------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00                              313          74,206,534         8.6       6.99        78.8         618
----------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                              225          58,916,008         6.8       6.89        78.7         629
----------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00                              210          60,438,162         7.0       6.84        78.4         621
----------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00                              126          39,276,255         4.5       6.82        78.8         620
----------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00                               85          28,669,775         3.3       6.80        80.0         618
----------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00                               63          22,855,601         2.6       6.57        80.3         638
----------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00                               71          27,666,046         3.2       6.74        79.8         639
----------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00                               21           8,650,806         1.0       6.54        78.5         639
----------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00                               26          11,400,739         1.3       6.69        82.2         644
----------------------------------------------------------------------------------------------------------------------------
450,000.01 - 475,000.00                               18           8,318,037         1.0       6.41        80.0         624
----------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00                               26          12,768,314         1.5       6.73        75.6         626
----------------------------------------------------------------------------------------------------------------------------
500,000.01 - 525,000.00                                1             503,120         0.1       5.90        78.5         634
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Original LTV (%)                               Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
&lt;= 50.00                                             135          21,595,086         2.5       7.07        42.9         594
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                         77          11,923,785         1.4       7.17        52.9         593
----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                        100          17,958,173         2.1       7.01        58.0         601
----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                        165          29,605,144         3.4       6.99        63.2         594
----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                        277          50,988,155         5.9       7.17        68.5         588
----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                        414          75,568,390         8.7       7.26        73.9         599
----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                      2,302         427,910,453        49.5       7.05        79.7         626
----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                        420          80,791,068         9.3       7.17        84.5         619
----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                        797         147,881,292        17.1       7.08        89.7         627
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Combined LTV (%)                               Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
&lt;= 50.00                                             132          20,584,199         2.4       7.06        42.7         592
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                         76          11,769,625         1.4       7.19        52.8         592
----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                         99          17,507,438         2.0       7.00        57.9         600
----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                        166          30,093,281         3.5       7.00        62.9         596
----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                        268          49,184,319         5.7       7.20        68.5         587
----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                        402          74,167,264         8.6       7.24        73.8         599
----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                      1,262         235,236,198        27.2       7.25        79.5         611
----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                        400          77,846,259         9.0       7.12        83.9         621
----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                        710         135,397,268        15.7       7.10        88.8         625
----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                        166          30,062,134         3.5       7.18        87.3         637
----------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                     1,006         182,373,561        21.1       6.79        80.2         645
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Prepay Penalty (Years)                         Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
0.0                                                   49           8,210,274         1.0       8.36        75.1         596
----------------------------------------------------------------------------------------------------------------------------
1.0                                                   52           7,588,934         0.9       7.83        76.9         605
----------------------------------------------------------------------------------------------------------------------------
2.0                                                4,077         766,205,090        88.7       6.93        78.5         619
----------------------------------------------------------------------------------------------------------------------------
2.5                                                   10           1,727,264         0.2       7.63        80.9         617
----------------------------------------------------------------------------------------------------------------------------
3.0                                                  105          19,202,739         2.2       7.18        77.1         622
----------------------------------------------------------------------------------------------------------------------------
5.0                                                  394          61,287,245         7.1       8.85        77.6         611
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Documentation Type                             Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Full                                               2,810         503,338,205        58.2       6.89        80.0         609
----------------------------------------------------------------------------------------------------------------------------
Reduced                                              928         176,792,743        20.5       7.50        79.2         640
----------------------------------------------------------------------------------------------------------------------------
Stated Income / Stated Assets                        949         184,090,598        21.3       7.26        73.3         622
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Occupancy Status                               Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Primary                                            4,333         800,631,054        92.6       7.07        78.4         616
----------------------------------------------------------------------------------------------------------------------------
Second Home                                           24           4,464,125         0.5       7.47        75.5         644
----------------------------------------------------------------------------------------------------------------------------
Investment                                           330          59,126,366         6.8       7.43        78.6         651
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
State                                          Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
California                                         1,706         368,896,172        42.7       6.75        77.4         624
----------------------------------------------------------------------------------------------------------------------------
Florida                                              637          92,559,833        10.7       7.45        80.1         612
----------------------------------------------------------------------------------------------------------------------------
New York                                             218          46,947,021         5.4       7.52        73.8         599
----------------------------------------------------------------------------------------------------------------------------
Massachusetts                                        157          35,714,561         4.1       7.15        75.2         615
----------------------------------------------------------------------------------------------------------------------------
Colorado                                             178          30,785,090         3.6       7.11        81.4         619
----------------------------------------------------------------------------------------------------------------------------
Maryland                                             165          29,211,931         3.4       7.15        79.9         611
----------------------------------------------------------------------------------------------------------------------------
Illinois                                             176          26,452,488         3.1       7.52        79.0         612
----------------------------------------------------------------------------------------------------------------------------
New Jersey                                           124          24,002,816         2.8       7.95        76.1         597
----------------------------------------------------------------------------------------------------------------------------
Minnesota                                            141          23,493,973         2.7       7.38        80.2         618
----------------------------------------------------------------------------------------------------------------------------
Virginia                                             121          22,177,051         2.6       7.07        80.2         616
----------------------------------------------------------------------------------------------------------------------------
Connecticut                                          107          20,916,544         2.4       7.41        79.0         624
----------------------------------------------------------------------------------------------------------------------------
Arizona                                              140          20,417,168         2.4       7.30        80.8         618
----------------------------------------------------------------------------------------------------------------------------
Nevada                                               113          17,760,599         2.1       7.05        79.9         626
----------------------------------------------------------------------------------------------------------------------------
Washington                                            92          16,383,186         1.9       6.81        80.7         621
----------------------------------------------------------------------------------------------------------------------------
Michigan                                              92          13,797,238         1.6       7.56        80.1         614
----------------------------------------------------------------------------------------------------------------------------
Other                                                520          74,705,873         8.6       7.34        81.3         619
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Purpose                                        Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Purchase                                           1,876         346,749,728        40.1       7.09        81.2         636
----------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                218          34,847,489         4.0       7.18        80.6         612
----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                2,593         482,624,328        55.8       7.09        76.2         606
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Product                                        Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Arm 2/28                                           4,604         848,820,907        98.2       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------
Arm 3/27                                              83          15,400,638         1.8       7.46        76.4         620
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Lien Pos                                       Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
1st Lien                                           4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Property Type                                  Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                            4,110         755,393,054        87.4       7.06        78.4         616
----------------------------------------------------------------------------------------------------------------------------
Condo                                                244          37,821,702         4.4       7.05        79.2         632
----------------------------------------------------------------------------------------------------------------------------
2 Family                                             212          42,736,721         4.9       7.46        76.8         620
----------------------------------------------------------------------------------------------------------------------------
3-4 Family                                           121          28,270,068         3.3       7.36        79.4         655
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Margin (%)                                     Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00                                            1             182,833         0.0       4.75        80.0         754
----------------------------------------------------------------------------------------------------------------------------
5.01 - 5.50                                            8           1,686,700         0.2       5.26        73.0         702
----------------------------------------------------------------------------------------------------------------------------
5.51 - 6.00                                           33           8,513,471         1.0       5.04        75.3         676
----------------------------------------------------------------------------------------------------------------------------
6.01 - 6.50                                          154          34,066,796         3.9       5.42        76.9         648
----------------------------------------------------------------------------------------------------------------------------
6.51 - 7.00                                        4,468         816,948,872        94.5       7.18        78.5         616
----------------------------------------------------------------------------------------------------------------------------
7.01 - 7.50                                           14           1,731,792         0.2       9.75        79.2         616
----------------------------------------------------------------------------------------------------------------------------
7.51 - 8.00                                            9           1,091,081         0.1      10.05        74.1         616
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Months to Rate Reset                           Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
1-3                                                  252          39,207,080         4.5       8.79        78.1         610
----------------------------------------------------------------------------------------------------------------------------
4-6                                                  187          29,697,626         3.4       8.93        76.4         615
----------------------------------------------------------------------------------------------------------------------------
7-9                                                  456          81,811,784         9.5       7.39        79.0         608
----------------------------------------------------------------------------------------------------------------------------
10-12                                                716         132,837,694        15.4       7.07        77.6         609
----------------------------------------------------------------------------------------------------------------------------
13 - 15                                            1,240         223,254,026        25.8       7.20        77.4         614
----------------------------------------------------------------------------------------------------------------------------
16 - 18                                            1,233         237,134,581        27.4       6.76        79.5         622
----------------------------------------------------------------------------------------------------------------------------
19 - 21                                              571         112,959,369        13.1       6.34        79.1         642
----------------------------------------------------------------------------------------------------------------------------
22 - 24                                               21           4,914,054         0.6       6.82        78.6         618
----------------------------------------------------------------------------------------------------------------------------
25 - 27                                               11           2,405,331         0.3       6.58        80.8         623
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Max Rate (%)                                   Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
9.51 - 12.00                                          32           8,307,232         1.0       4.83        74.5         689
----------------------------------------------------------------------------------------------------------------------------
12.01 - 12.50                                        146          33,212,857         3.8       5.34        77.2         649
----------------------------------------------------------------------------------------------------------------------------
12.51 - 13.00                                        404          88,198,893        10.2       5.85        78.3         639
----------------------------------------------------------------------------------------------------------------------------
13.01 - 13.50                                        681         140,496,326        16.3       6.35        78.1         628
----------------------------------------------------------------------------------------------------------------------------
13.51 - 14.00                                      1,001         193,836,448        22.4       6.83        78.9         621
----------------------------------------------------------------------------------------------------------------------------
14.01 - 14.50                                        810         147,500,972        17.1       7.33        79.2         612
----------------------------------------------------------------------------------------------------------------------------
14.51 - 15.00                                        729         123,186,574        14.3       7.82        78.3         604
----------------------------------------------------------------------------------------------------------------------------
15.01 - 15.50                                        378          57,860,940         6.7       8.29        78.2         599
----------------------------------------------------------------------------------------------------------------------------
15.51 - 16.00                                        273          39,792,970         4.6       8.75        77.7         599
----------------------------------------------------------------------------------------------------------------------------
16.01 - 16.50                                        120          17,015,640         2.0       9.32        77.5         598
----------------------------------------------------------------------------------------------------------------------------
16.51 - 17.00                                         76          10,507,050         1.2       9.82        76.8         598
----------------------------------------------------------------------------------------------------------------------------
17.01 - 17.50                                         20           2,548,906         0.3      10.35        77.3         583
----------------------------------------------------------------------------------------------------------------------------
17.51 - 18.00                                         12           1,263,826         0.1      10.85        77.0         597
----------------------------------------------------------------------------------------------------------------------------
18.01 &gt;=                                               5             492,914         0.1      11.59        60.9         592
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Min Rate (%)                                   Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
&lt;= 4.50                                                6           1,408,675         0.2       4.50        73.3         715
----------------------------------------------------------------------------------------------------------------------------
4.51 - 5.50                                          172          40,111,413         4.6       5.26        76.7         655
----------------------------------------------------------------------------------------------------------------------------
5.51 - 6.00                                          405          88,286,869        10.2       5.85        78.3         639
----------------------------------------------------------------------------------------------------------------------------
6.01 - 6.50                                          681         140,496,326        16.3       6.35        78.1         628
----------------------------------------------------------------------------------------------------------------------------
6.51 - 7.00                                        1,003         194,315,931        22.5       6.83        78.9         621
----------------------------------------------------------------------------------------------------------------------------
7.01 - 7.50                                          808         147,021,488        17.0       7.33        79.1         611
----------------------------------------------------------------------------------------------------------------------------
7.51 - 8.00                                          729         123,186,574        14.3       7.82        78.3         604
----------------------------------------------------------------------------------------------------------------------------
8.01 - 8.50                                          377          57,772,963         6.7       8.29        78.2         599
----------------------------------------------------------------------------------------------------------------------------
8.51 - 9.00                                          273          39,792,970         4.6       8.75        77.7         599
----------------------------------------------------------------------------------------------------------------------------
9.01 - 9.50                                          120          17,015,640         2.0       9.32        77.5         598
----------------------------------------------------------------------------------------------------------------------------
9.51 - 10.00                                          76          10,507,050         1.2       9.82        76.8         598
----------------------------------------------------------------------------------------------------------------------------
10.01 - 10.50                                         20           2,548,906         0.3      10.35        77.3         583
----------------------------------------------------------------------------------------------------------------------------
10.51 - 11.00                                         12           1,263,826         0.1      10.85        77.0         597
----------------------------------------------------------------------------------------------------------------------------
11.01 - 11.50                                          3             322,574         0.0      11.37        56.1         616
----------------------------------------------------------------------------------------------------------------------------
11.51 - 12.00                                          1             110,981         0.0      11.70        70.0         551
----------------------------------------------------------------------------------------------------------------------------
12.51 &gt;=                                               1              59,359         0.0      12.55        70.0         535
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
First Rate Cap (%)                             Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
3.00                                               4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Periodic Rate Cap (%)                          Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
1.50                                               4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687      864,221,545.00       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Initial IO Period (Months)                     Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
0                                                  4,603         842,117,954        97.4       7.12        78.3         618
----------------------------------------------------------------------------------------------------------------------------
24                                                    82          21,555,591         2.5       5.94        82.0         639
----------------------------------------------------------------------------------------------------------------------------
36                                                     2             548,000         0.1       6.40        80.4         613
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,687         864,221,545       100.0       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

Statistical Collateral Summary - Loan Group 1

All information on the Mortgage Loans is approximate and is based off of rolled scheduled balances as of the 8/01/04 cutoff date. Approximately 1.9% of the group 1 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination. The final numbers will be found in the prospectus supplement. Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

----------------------------------------------------------------------------------------------------------------------------
Total Number of Loans                                                    4,264
Total Outstanding Loan Balance                                    $740,932,137                           Min            Max
                                                                                             -------------------------------
Average Loan Current Balance                                          $173,765                       $40,217       $495,066
Weighted Average Original LTV                                            78.4%
Weighted Average Coupon                                                  7.10%                         4.50%         11.50%
Arm Weighted Average Coupon                                              7.10%
Fixed Weighted Average Coupon                                            0.00%
Weighted Average Margin                                                  6.94%                         4.75%          7.99%
Weighted Average FICO (Non-Zero)                                           618
Weighted Average Age (Months)                                               11
% First Liens                                                           100.0%
% Second Liens                                                            0.0%
% Arms                                                                  100.0%
% Fixed                                                                  00.0%
% of Loans with Mortgage Insurance                                        0.0%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Current Rate (%)                               Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
4.01 - 4.50                                            4             698,304         0.1       4.50        66.5         714
----------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00                                           18           3,573,307         0.5       4.90        72.5         672
----------------------------------------------------------------------------------------------------------------------------
5.01 - 5.50                                          126          25,548,100         3.4       5.34        77.3         651
----------------------------------------------------------------------------------------------------------------------------
5.51 - 6.00                                          366          72,295,260         9.8       5.85        77.8         640
----------------------------------------------------------------------------------------------------------------------------
6.01 - 6.50                                          627         119,538,430        16.1       6.35        77.8         627
----------------------------------------------------------------------------------------------------------------------------
6.51 - 7.00                                          928         167,798,043        22.6       6.83        78.6         620
----------------------------------------------------------------------------------------------------------------------------
7.01 - 7.50                                          749         130,015,401        17.5       7.31        79.0         612
----------------------------------------------------------------------------------------------------------------------------
7.51 - 8.00                                          647         104,927,177        14.2       7.79        79.2         603
----------------------------------------------------------------------------------------------------------------------------
8.01 - 8.50                                          442          66,219,373         8.9       8.27        77.9         600
----------------------------------------------------------------------------------------------------------------------------
8.51 - 9.00                                          200          28,925,509         3.9       8.74        79.0         606
----------------------------------------------------------------------------------------------------------------------------
9.01 - 9.50                                           87          12,656,484         1.7       9.33        79.0         608
----------------------------------------------------------------------------------------------------------------------------
9.51 - 10.00                                          48           6,228,665         0.8       9.83        76.9         607
----------------------------------------------------------------------------------------------------------------------------
10.01 - 10.50                                         12           1,475,208         0.2      10.38        78.2         580
----------------------------------------------------------------------------------------------------------------------------
10.51 - 11.00                                          8             824,229         0.1      10.83        75.4         607
----------------------------------------------------------------------------------------------------------------------------
11.01 - 11.50                                          2             208,649         0.0      11.47        43.1         629
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
FICO                                           Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
476 - 500                                              3             495,151         0.1       7.10        76.2         500
----------------------------------------------------------------------------------------------------------------------------
501 - 525                                            155          26,026,229         3.5       7.84        71.4         515
----------------------------------------------------------------------------------------------------------------------------
526 - 550                                            265          44,757,073         6.0       7.57        71.2         538
----------------------------------------------------------------------------------------------------------------------------
551 - 575                                            318          53,325,708         7.2       7.24        73.1         564
----------------------------------------------------------------------------------------------------------------------------
576 - 600                                            906         155,368,436        21.0       7.22        79.4         588
----------------------------------------------------------------------------------------------------------------------------
601 - 625                                            842         144,765,891        19.5       7.03        79.6         613
----------------------------------------------------------------------------------------------------------------------------
626 - 650                                            810         141,023,535        19.0       7.03        79.7         638
----------------------------------------------------------------------------------------------------------------------------
651 - 675                                            513          91,549,883        12.4       6.97        79.6         661
----------------------------------------------------------------------------------------------------------------------------
676 - 700                                            220          39,901,134         5.4       6.81        80.1         686
----------------------------------------------------------------------------------------------------------------------------
701 - 725                                            107          20,176,252         2.7       6.59        80.1         711
----------------------------------------------------------------------------------------------------------------------------
726 - 750                                             72          12,916,427         1.7       6.63        81.4         736
----------------------------------------------------------------------------------------------------------------------------
751 - 775                                             35           7,342,157         1.0       6.36        80.3         762
----------------------------------------------------------------------------------------------------------------------------
776 - 800                                             17           3,100,587         0.4       6.41        76.0         784
----------------------------------------------------------------------------------------------------------------------------
801 - 825                                              1             183,673         0.0       6.60        90.0         806
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Scheduled Balance ($)                          Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00                                  6             287,212         0.0       8.63        46.8         578
----------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                                 43           2,814,356         0.4       8.11        72.9         610
----------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00                               362          33,745,444         4.6       7.67        76.6         614
----------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00                              718          80,706,078        10.9       7.51        78.6         615
----------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00                              725          99,561,414        13.4       7.38        78.5         615
----------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                              575          93,126,237        12.6       7.03        77.8         616
----------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00                              533          99,682,169        13.5       7.00        77.8         614
----------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00                              387          81,958,296        11.1       6.96        78.9         615
----------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00                              309          73,257,676         9.9       6.97        78.8         618
----------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                              220          57,603,015         7.8       6.83        79.0         629
----------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00                              207          59,578,472         8.0       6.83        78.6         621
----------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00                              125          38,974,674         5.3       6.80        78.8         621
----------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00                               23           7,596,792         1.0       6.73        79.5         614
----------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00                               13           4,696,548         0.6       6.68        80.3         656
----------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00                               10           3,873,193         0.5       7.22        83.6         663
----------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00                                3           1,222,570         0.2       7.14        79.9         690
----------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00                                4           1,752,925         0.2       7.99        80.0         679
----------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00                                1             495,066         0.1       7.15        76.9         593
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Original LTV (%)                               Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
&lt;= 50.00                                             123          18,811,585         2.5       6.97        43.3         592
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                         72          10,859,371         1.5       7.05        53.0         594
----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                         87          15,039,519         2.0       6.88        58.1         603
----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                        149          25,958,946         3.5       7.01        63.3         593
----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                        245          43,014,123         5.8       7.10        68.5         588
----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                        366          63,656,766         8.6       7.26        73.9         598
----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                      2,110         369,218,135        49.8       7.07        79.7         626
----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                        377          68,164,219         9.2       7.20        84.5         619
----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                        735         126,209,475        17.0       7.13        89.7         626
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Combined LTV (%)                               Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
&lt;= 50.00                                             122          18,682,352         2.5       6.96        43.3         592
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                         71          10,705,211         1.4       7.07        53.0         593
----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                         88          15,168,752         2.0       6.89        58.0         603
----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                        149          25,958,946         3.5       7.01        63.3         593
----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                        238          41,747,779         5.6       7.12        68.5         587
----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                        356          62,170,919         8.4       7.25        73.9         597
----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                      1,137         200,856,783        27.1       7.22        79.5         611
----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                        360          65,900,032         8.9       7.14        84.0         622
----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                        646         112,795,335        15.2       7.16        89.0         624
----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                        151          26,129,234         3.5       7.20        87.3         636
----------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                       946         160,816,794        21.7       6.85        80.2         644
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Prepay Penalty (Years)                         Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
0.0                                                   37           5,670,294         0.8       8.24        77.2         595
----------------------------------------------------------------------------------------------------------------------------
1.0                                                   48           6,983,436         0.9       7.81        76.5         607
----------------------------------------------------------------------------------------------------------------------------
2.0                                                3,764         664,149,388        89.6       6.96        78.4         618
----------------------------------------------------------------------------------------------------------------------------
2.5                                                    9           1,387,653         0.2       7.55        81.8         626
----------------------------------------------------------------------------------------------------------------------------
3.0                                                   90          14,670,522         2.0       7.23        77.2         624
----------------------------------------------------------------------------------------------------------------------------
5.0                                                  316          48,070,845         6.5       8.77        78.3         616
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Documentation Type                             Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Full                                               2,571         435,274,292        58.7       6.90        79.8         608
----------------------------------------------------------------------------------------------------------------------------
Reduced                                              843         151,058,871        20.4       7.52        79.3         641
----------------------------------------------------------------------------------------------------------------------------
Stated Income / Stated Assets                        850         154,598,974        20.9       7.25        73.4         622
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Occupancy Status                               Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Primary                                            3,948         685,600,337        92.5       7.08        78.4         615
----------------------------------------------------------------------------------------------------------------------------
Second Home                                           21           3,453,446         0.5       7.49        79.2         639
----------------------------------------------------------------------------------------------------------------------------
Investment                                           295          51,878,354         7.0       7.36        78.4         654
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
State                                          Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
California                                         1,543         305,505,981        41.2       6.80        76.7         622
----------------------------------------------------------------------------------------------------------------------------
Florida                                              588          84,400,218        11.4       7.39        80.7         613
----------------------------------------------------------------------------------------------------------------------------
New York                                             193          39,696,972         5.4       7.47        74.1         598
----------------------------------------------------------------------------------------------------------------------------
Massachusetts                                        140          30,313,753         4.1       7.14        76.1         616
----------------------------------------------------------------------------------------------------------------------------
Colorado                                             170          28,374,233         3.8       7.10        81.3         619
----------------------------------------------------------------------------------------------------------------------------
Illinois                                             163          24,868,858         3.4       7.46        79.2         614
----------------------------------------------------------------------------------------------------------------------------
Maryland                                             148          24,068,413         3.2       7.18        80.2         614
----------------------------------------------------------------------------------------------------------------------------
Minnesota                                            134          21,816,076         2.9       7.33        80.1         619
----------------------------------------------------------------------------------------------------------------------------
New Jersey                                           103          19,354,006         2.6       7.82        76.8         599
----------------------------------------------------------------------------------------------------------------------------
Connecticut                                          100          18,696,091         2.5       7.41        79.6         625
----------------------------------------------------------------------------------------------------------------------------
Virginia                                             110          18,256,265         2.5       7.11        80.5         613
----------------------------------------------------------------------------------------------------------------------------
Arizona                                              128          17,824,503         2.4       7.22        80.9         621
----------------------------------------------------------------------------------------------------------------------------
Nevada                                               109          16,432,309         2.2       7.05        80.8         625
----------------------------------------------------------------------------------------------------------------------------
Washington                                            84          13,745,514         1.9       6.86        80.6         622
----------------------------------------------------------------------------------------------------------------------------
Texas                                                 85          11,517,663         1.6       7.74        82.5         626
----------------------------------------------------------------------------------------------------------------------------
Other                                                466          66,061,284         8.9       7.27        81.2         618
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Purpose                                        Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Purchase                                           1,709         296,961,124        40.1       7.13        81.2         636
----------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                203          31,603,344         4.3       7.18        80.6         612
----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                2,352         412,367,670        55.7       7.07        76.2         605
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Product                                        Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Arm 2/28                                           4,197         730,397,071        98.6       7.09        78.4         618
----------------------------------------------------------------------------------------------------------------------------
Arm 3/27                                              67          10,535,066         1.4       7.56        77.3         622
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Lien Pos                                       Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
1st Lien                                           4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Property Type                                  Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                            3,721         639,192,789        86.3       7.08        78.4         615
----------------------------------------------------------------------------------------------------------------------------
Condo                                                235          36,015,895         4.9       7.04        79.2         634
----------------------------------------------------------------------------------------------------------------------------
2 Family                                             190          37,787,108         5.1       7.38        76.8         624
----------------------------------------------------------------------------------------------------------------------------
3-4 Family                                           118          27,936,346         3.8       7.33        79.5         656
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Margin (%)                                     Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00                                            1             182,833         0.0       4.75        80.0         754
----------------------------------------------------------------------------------------------------------------------------
5.01 - 5.50                                            5             832,915         0.1       5.19        68.7         711
----------------------------------------------------------------------------------------------------------------------------
5.51 - 6.00                                           23           4,739,499         0.6       5.05        74.7         665
----------------------------------------------------------------------------------------------------------------------------
6.01 - 6.50                                          134          26,395,179         3.6       5.44        77.0         650
----------------------------------------------------------------------------------------------------------------------------
6.51 - 7.00                                        4,082         706,393,125        95.3       7.17        78.5         616
----------------------------------------------------------------------------------------------------------------------------
7.01 - 7.50                                           11           1,403,939         0.2       9.68        79.1         620
----------------------------------------------------------------------------------------------------------------------------
7.51 - 8.00                                            8             984,648         0.1      10.11        73.5         619
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Months to Rate Reset                           Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
1-3                                                  209          31,683,839         4.3       8.73        78.9         612
----------------------------------------------------------------------------------------------------------------------------
4-6                                                  143          21,998,200         3.0       8.78        77.3         623
----------------------------------------------------------------------------------------------------------------------------
7-9                                                  417          71,343,212         9.6       7.38        79.0         609
----------------------------------------------------------------------------------------------------------------------------
10-12                                                661         116,191,129        15.7       7.07        77.6         609
----------------------------------------------------------------------------------------------------------------------------
13 - 15                                            1,139         194,053,945        26.2       7.20        77.5         615
----------------------------------------------------------------------------------------------------------------------------
16 - 18                                            1,146         206,504,847        27.9       6.82        79.3         619
----------------------------------------------------------------------------------------------------------------------------
19 - 21                                              524          94,731,649        12.8       6.39        78.8         641
----------------------------------------------------------------------------------------------------------------------------
22 - 24                                               17           3,327,233         0.4       6.99        78.6         611
----------------------------------------------------------------------------------------------------------------------------
25 - 27                                                8           1,098,084         0.1       6.57        78.9         621
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Max Rate (%)                                   Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
9.51 - 12.00                                          22           4,271,611         0.6       4.83        71.6         679
----------------------------------------------------------------------------------------------------------------------------
12.01 - 12.50                                        126          25,548,100         3.4       5.34        77.3         651
----------------------------------------------------------------------------------------------------------------------------
12.51 - 13.00                                        365          72,207,283         9.7       5.85        77.7         640
----------------------------------------------------------------------------------------------------------------------------
13.01 - 13.50                                        628         119,689,230        16.2       6.35        77.8         627
----------------------------------------------------------------------------------------------------------------------------
13.51 - 14.00                                        932         168,198,400        22.7       6.84        78.6         620
----------------------------------------------------------------------------------------------------------------------------
14.01 - 14.50                                        769         133,015,817        18.0       7.33        79.1         612
----------------------------------------------------------------------------------------------------------------------------
14.51 - 15.00                                        699         113,657,285        15.3       7.82        78.8         604
----------------------------------------------------------------------------------------------------------------------------
15.01 - 15.50                                        366          54,025,667         7.3       8.29        78.2         596
----------------------------------------------------------------------------------------------------------------------------
15.51 - 16.00                                        200          28,925,509         3.9       8.74        79.0         606
----------------------------------------------------------------------------------------------------------------------------
16.01 - 16.50                                         87          12,656,484         1.7       9.33        79.0         608
----------------------------------------------------------------------------------------------------------------------------
16.51 - 17.00                                         48           6,228,665         0.8       9.83        76.9         607
----------------------------------------------------------------------------------------------------------------------------
17.01 - 17.50                                         12           1,475,208         0.2      10.38        78.2         580
----------------------------------------------------------------------------------------------------------------------------
17.51 - 18.00                                          8             824,229         0.1      10.83        75.4         607
----------------------------------------------------------------------------------------------------------------------------
18.01 &gt;=                                               2             208,649         0.0      11.47        43.1         629
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Min Rate (%)                                   Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
&lt;= 4.50                                                4             698,304         0.1       4.50        66.5         714
----------------------------------------------------------------------------------------------------------------------------
4.51 - 5.50                                          144          29,121,407         3.9       5.29        76.7         654
----------------------------------------------------------------------------------------------------------------------------
5.51 - 6.00                                          366          72,295,260         9.8       5.85        77.8         640
----------------------------------------------------------------------------------------------------------------------------
6.01 - 6.50                                          628         119,689,230        16.2       6.35        77.8         627
----------------------------------------------------------------------------------------------------------------------------
6.51 - 7.00                                          934         168,677,884        22.8       6.84        78.6         620
----------------------------------------------------------------------------------------------------------------------------
7.01 - 7.50                                          767         132,536,333        17.9       7.33        79.1         612
----------------------------------------------------------------------------------------------------------------------------
7.51 - 8.00                                          699         113,657,285        15.3       7.82        78.8         604
----------------------------------------------------------------------------------------------------------------------------
8.01 - 8.50                                          365          53,937,691         7.3       8.29        78.2         596
----------------------------------------------------------------------------------------------------------------------------
8.51 - 9.00                                          200          28,925,509         3.9       8.74        79.0         606
----------------------------------------------------------------------------------------------------------------------------
9.01 - 9.50                                           87          12,656,484         1.7       9.33        79.0         608
----------------------------------------------------------------------------------------------------------------------------
9.51 - 10.00                                          48           6,228,665         0.8       9.83        76.9         607
----------------------------------------------------------------------------------------------------------------------------
10.01 - 10.50                                         12           1,475,208         0.2      10.38        78.2         580
----------------------------------------------------------------------------------------------------------------------------
10.51 - 11.00                                          8             824,229         0.1      10.83        75.4         607
----------------------------------------------------------------------------------------------------------------------------
11.01 - 11.50                                          2             208,649         0.0      11.47        43.1         629
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
First Rate Cap (%)                             Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
3.00                                               4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Periodic Rate Cap (%)                          Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
1.50                                               4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Initial IO Period (Months)                     Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
0                                                  4,199         726,813,512        98.1       7.12        78.3         618
----------------------------------------------------------------------------------------------------------------------------
24                                                    64          14,006,626         1.9       5.98        81.7         642
----------------------------------------------------------------------------------------------------------------------------
36                                                     1             112,000         0.0       5.99        81.8         613
----------------------------------------------------------------------------------------------------------------------------
Total:                                             4,264         740,932,137       100.0       7.10        78.4         618
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

Statistical Collateral Summary - Loan Group 2

All information on the Mortgage Loans is approximate and is based off of rolled scheduled balances as of the 8/01/04 cutoff date. Approximately 6.5% of the group 2 mortgage loans do not provide for any payments of principal in the first two or three years following origination. The final numbers will be found in the prospectus supplement. Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

----------------------------------------------------------------------------------------------------------------------------
Total Number of Loans                                                      423
Total Outstanding Loan Balance                                    $123,289,408                           Min            Max
                                                                                             -------------------------------
Average Loan Current Balance                                          $291,464                       $49,388       $503,120
Weighted Average Original LTV                                            78.4%
Weighted Average Coupon                                                  7.05%                         4.50%         12.55%
Arm Weighted Average Coupon                                              7.05%
Fixed Weighted Average Coupon                                              N/A
Weighted Average Margin                                                  6.88%                         5.35%          7.99%
Weighted Average FICO (Non-Zero)                                           620
Weighted Average Age (Months)                                               12
% First Liens                                                           100.0%
% Second Liens                                                            0.0%
% Arms                                                                  100.0%
% Fixed                                                                   0.0%
% of Loans with Mortgage Insurance                                        0.0%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Current Rate (%)                               Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
4.01 - 4.50                                            2             710,371         0.6       4.50        80.0         716
----------------------------------------------------------------------------------------------------------------------------
4.51 - 5.00                                            8           3,325,250         2.7       4.89        77.1         696
----------------------------------------------------------------------------------------------------------------------------
5.01 - 5.50                                           20           7,664,756         6.2       5.31        76.7         642
----------------------------------------------------------------------------------------------------------------------------
5.51 - 6.00                                           39          15,991,609        13.0       5.85        80.9         635
----------------------------------------------------------------------------------------------------------------------------
6.01 - 6.50                                           53          20,807,096        16.9       6.36        80.4         630
----------------------------------------------------------------------------------------------------------------------------
6.51 - 7.00                                           69          25,638,047        20.8       6.78        80.8         626
----------------------------------------------------------------------------------------------------------------------------
7.01 - 7.50                                           40          14,145,698        11.5       7.30        79.9         604
----------------------------------------------------------------------------------------------------------------------------
7.51 - 8.00                                           25           8,145,983         6.6       7.79        73.3         607
----------------------------------------------------------------------------------------------------------------------------
8.01 - 8.50                                           18           5,558,035         4.5       8.25        74.1         633
----------------------------------------------------------------------------------------------------------------------------
8.51 - 9.00                                           73          10,867,461         8.8       8.78        74.2         580
----------------------------------------------------------------------------------------------------------------------------
9.01 - 9.50                                           33           4,359,156         3.5       9.29        73.3         568
----------------------------------------------------------------------------------------------------------------------------
9.51 - 10.00                                          28           4,278,385         3.5       9.82        76.6         585
----------------------------------------------------------------------------------------------------------------------------
10.01 - 10.50                                          8           1,073,698         0.9      10.31        76.0         587
----------------------------------------------------------------------------------------------------------------------------
10.51 - 11.00                                          4             439,597         0.4      10.88        80.2         578
----------------------------------------------------------------------------------------------------------------------------
11.01 - 11.50                                          1             113,925         0.1      11.20        80.0         594
----------------------------------------------------------------------------------------------------------------------------
11.51 - 12.00                                          1             110,981         0.1      11.70        70.0         551
----------------------------------------------------------------------------------------------------------------------------
12.51 - 13.00                                          1              59,359         0.0      12.55        70.0         535
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
FICO                                           Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
476 - 500                                              1             100,180         0.1       7.85        65.0         500
----------------------------------------------------------------------------------------------------------------------------
501 - 525                                             27           4,274,581         3.5       8.41        72.0         516
----------------------------------------------------------------------------------------------------------------------------
526 - 550                                             35           5,384,242         4.4       8.34        70.3         540
----------------------------------------------------------------------------------------------------------------------------
551 - 575                                             41           8,281,109         6.7       7.93        75.8         565
----------------------------------------------------------------------------------------------------------------------------
576 - 600                                             95          25,676,683        20.8       7.54        78.7         588
----------------------------------------------------------------------------------------------------------------------------
601 - 625                                             82          26,393,086        21.4       6.93        78.1         614
----------------------------------------------------------------------------------------------------------------------------
626 - 650                                             61          23,220,424        18.8       6.67        80.6         637
----------------------------------------------------------------------------------------------------------------------------
651 - 675                                             47          17,236,441        14.0       6.42        80.6         663
----------------------------------------------------------------------------------------------------------------------------
676 - 700                                             16           6,250,887         5.1       6.43        76.0         688
----------------------------------------------------------------------------------------------------------------------------
701 - 725                                             12           4,117,458         3.3       6.44        82.1         714
----------------------------------------------------------------------------------------------------------------------------
726 - 750                                              4           1,571,196         1.3       6.09        84.9         740
----------------------------------------------------------------------------------------------------------------------------
751 - 775                                              1             353,743         0.3       5.75        80.0         751
----------------------------------------------------------------------------------------------------------------------------
776 - 800                                              1             429,378         0.3       4.99        80.0         791
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Scheduled Balance ($)                          Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00                                  2              99,285         0.1       8.55        67.0         536
----------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00                                 14             922,816         0.7       9.44        74.1         554
----------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00                                28           2,596,982         2.1       8.92        75.2         562
----------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00                               57           6,430,666         5.2       9.06        74.4         581
----------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00                               19           2,626,361         2.1       9.17        75.6         575
----------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00                               13           2,094,758         1.7       9.33        72.5         559
----------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00                               13           2,455,219         2.0       8.78        73.6         572
----------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00                                7           1,444,855         1.2       9.23        72.2         551
----------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00                                4             948,857         0.8       9.00        77.7         586
----------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00                                5           1,312,993         1.1       9.30        67.6         612
----------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00                                3             859,691         0.7       7.59        70.1         602
----------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00                                1             301,581         0.2       8.95        69.9         515
----------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00                               62          21,072,983        17.1       6.82        80.2         619
----------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00                               50          18,159,052        14.7       6.54        80.2         633
----------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00                               61          23,792,853        19.3       6.67        79.2         635
----------------------------------------------------------------------------------------------------------------------------
400,000.01 - 425,000.00                               18           7,428,236         6.0       6.45        78.3         631
----------------------------------------------------------------------------------------------------------------------------
425,000.01 - 450,000.00                               22           9,647,814         7.8       6.46        82.6         638
----------------------------------------------------------------------------------------------------------------------------
450,000.01 - 475,000.00                               18           8,318,037         6.7       6.41        80.0         624
----------------------------------------------------------------------------------------------------------------------------
475,000.01 - 500,000.00                               25          12,273,248        10.0       6.71        75.5         628
----------------------------------------------------------------------------------------------------------------------------
500,000.01 - 525,000.00                                1             503,120         0.4       5.90        78.5         634
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Original LTV (%)                               Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
&lt;= 50.00                                              12           2,783,501         2.3       7.73        39.9         613
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                          5           1,064,414         0.9       8.47        51.4         581
----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                         13           2,918,654         2.4       7.70        57.5         588
----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                         16           3,646,198         3.0       6.81        62.5         604
----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                         32           7,974,032         6.5       7.60        68.4         587
----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                         48          11,911,624         9.7       7.25        74.1         605
----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                        192          58,692,318        47.6       6.97        79.6         627
----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                         43          12,626,849        10.2       7.01        84.5         616
----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                         62          21,671,817        17.6       6.78        89.5         632
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Combined LTV (%)                               Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
&lt;= 50.00                                              10           1,901,847         1.5       7.99        36.7         589
----------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                                          5           1,064,414         0.9       8.47        51.4         581
----------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                         11           2,338,686         1.9       7.74        57.6         585
----------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                                         17           4,134,335         3.4       6.91        60.4         613
----------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                                         30           7,436,540         6.0       7.63        68.5         586
----------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                                         46          11,996,345         9.7       7.18        73.3         607
----------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                                        125          34,379,414        27.9       7.41        79.3         609
----------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                                         40          11,946,227         9.7       7.03        83.4         615
----------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                                         64          22,601,932        18.3       6.77        87.7         626
----------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                                         15           3,932,900         3.2       7.04        87.3         645
----------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                                        60          21,556,768        17.5       6.33        80.0         655
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Prepay Penalty (Years)                         Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
0.0                                                   12           2,539,979         2.1       8.62        70.3         597
----------------------------------------------------------------------------------------------------------------------------
1.0                                                    4             605,498         0.5       8.05        81.1         590
----------------------------------------------------------------------------------------------------------------------------
2.0                                                  313         102,055,702        82.8       6.73        79.1         624
----------------------------------------------------------------------------------------------------------------------------
2.5                                                    1             339,611         0.3       7.95        77.1         579
----------------------------------------------------------------------------------------------------------------------------
3.0                                                   15           4,532,218         3.7       7.01        76.9         613
----------------------------------------------------------------------------------------------------------------------------
5.0                                                   78          13,216,400        10.7       9.16        75.2         593
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Documentation Type                             Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Full                                                 239          68,063,913        55.2       6.82        80.8         614
----------------------------------------------------------------------------------------------------------------------------
Reduced                                               85          25,733,871        20.9       7.38        78.8         630
----------------------------------------------------------------------------------------------------------------------------
Stated Income / Stated Assets                         99          29,491,624        23.9       7.31        72.7         623
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Occupancy Status                               Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Primary                                              385         115,030,716        93.3       7.00        78.5         618
----------------------------------------------------------------------------------------------------------------------------
Second Home                                            3           1,010,680         0.8       7.42        62.8         663
----------------------------------------------------------------------------------------------------------------------------
Investment                                            35           7,248,012         5.9       7.90        80.3         632
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
State                                          Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
California                                           163          63,390,192        51.4       6.53        80.7         632
----------------------------------------------------------------------------------------------------------------------------
Florida                                               49           8,159,615         6.6       8.10        73.9         602
----------------------------------------------------------------------------------------------------------------------------
New York                                              25           7,250,050         5.9       7.74        72.0         601
----------------------------------------------------------------------------------------------------------------------------
Massachusetts                                         17           5,400,809         4.4       7.22        70.1         609
----------------------------------------------------------------------------------------------------------------------------
Maryland                                              17           5,143,518         4.2       7.00        78.5         599
----------------------------------------------------------------------------------------------------------------------------
New Jersey                                            21           4,648,810         3.8       8.51        73.2         585
----------------------------------------------------------------------------------------------------------------------------
Virginia                                              11           3,920,786         3.2       6.91        79.0         629
----------------------------------------------------------------------------------------------------------------------------
Michigan                                              17           3,315,560         2.7       7.97        79.2         604
----------------------------------------------------------------------------------------------------------------------------
Washington                                             8           2,637,672         2.1       6.59        81.1         614
----------------------------------------------------------------------------------------------------------------------------
Arizona                                               12           2,592,665         2.1       7.84        80.7         592
----------------------------------------------------------------------------------------------------------------------------
Colorado                                               8           2,410,858         2.0       7.30        82.7         617
----------------------------------------------------------------------------------------------------------------------------
Connecticut                                            7           2,220,453         1.8       7.44        73.7         615
----------------------------------------------------------------------------------------------------------------------------
Minnesota                                              7           1,677,897         1.4       8.09        81.3         600
----------------------------------------------------------------------------------------------------------------------------
Illinois                                              13           1,583,630         1.3       8.58        75.4         580
----------------------------------------------------------------------------------------------------------------------------
Georgia                                               13           1,387,390         1.1       7.40        84.5         639
----------------------------------------------------------------------------------------------------------------------------
Other                                                 35           7,549,505         6.1       7.43        76.5         617
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Purpose                                        Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Purchase                                             167          49,788,604        40.4       6.85        81.4         635
----------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term                                 15           3,244,146         2.6       7.23        80.9         613
----------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                                  241          70,256,658        57.0       7.18        76.2         609
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Product                                        Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Arm 2/28                                             407         118,423,836        96.1       7.04        78.6         620
----------------------------------------------------------------------------------------------------------------------------
Arm 3/27                                              16           4,865,572         3.9       7.25        74.6         618
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Lien Pos                                       Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
1st Lien                                             423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Property Type                                  Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                              389         116,200,265        94.2       6.99        78.5         621
----------------------------------------------------------------------------------------------------------------------------
Condo                                                  9           1,805,807         1.5       7.26        80.5         607
----------------------------------------------------------------------------------------------------------------------------
2 Family                                              22           4,949,613         4.0       8.12        77.3         588
----------------------------------------------------------------------------------------------------------------------------
3-4 Family                                             3             333,723         0.3      10.42        70.0         601
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Margin (%)                                     Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
5.01 - 5.50                                            3             853,785         0.7       5.34        77.3         694
----------------------------------------------------------------------------------------------------------------------------
5.51 - 6.00                                           10           3,773,972         3.1       5.02        76.1         690
----------------------------------------------------------------------------------------------------------------------------
6.01 - 6.50                                           20           7,671,618         6.2       5.33        76.5         642
----------------------------------------------------------------------------------------------------------------------------
6.51 - 7.00                                          386         110,555,747        89.7       7.24        78.7         615
----------------------------------------------------------------------------------------------------------------------------
7.01 - 7.50                                            3             327,853         0.3      10.05        79.6         598
----------------------------------------------------------------------------------------------------------------------------
7.51 - 8.00                                            1             106,433         0.1       9.49        80.0         588
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Months to Rate Reset                           Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
1-3                                                   43           7,523,241         6.1       9.01        74.8         602
----------------------------------------------------------------------------------------------------------------------------
4-6                                                   44           7,699,427         6.2       9.35        73.8         591
----------------------------------------------------------------------------------------------------------------------------
7-9                                                   39          10,468,572         8.5       7.39        78.8         598
----------------------------------------------------------------------------------------------------------------------------
10-12                                                 55          16,646,565        13.5       7.10        77.4         608
----------------------------------------------------------------------------------------------------------------------------
13 - 15                                              101          29,200,081        23.7       7.23        77.0         608
----------------------------------------------------------------------------------------------------------------------------
16 - 18                                               87          30,629,734        24.8       6.29        81.0         637
----------------------------------------------------------------------------------------------------------------------------
19 - 21                                               47          18,227,720        14.8       6.11        80.5         649
----------------------------------------------------------------------------------------------------------------------------
22 - 24                                                4           1,586,821         1.3       6.46        78.6         633
----------------------------------------------------------------------------------------------------------------------------
25 - 27                                                3           1,307,246         1.1       6.59        82.4         624
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Max Rate (%)                                   Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
9.51 - 12.00                                          10           4,035,621         3.3       4.82        77.6         700
----------------------------------------------------------------------------------------------------------------------------
12.01 - 12.50                                         20           7,664,756         6.2       5.31        76.7         642
----------------------------------------------------------------------------------------------------------------------------
12.51 - 13.00                                         39          15,991,609        13.0       5.85        80.9         635
----------------------------------------------------------------------------------------------------------------------------
13.01 - 13.50                                         53          20,807,096        16.9       6.36        80.4         630
----------------------------------------------------------------------------------------------------------------------------
13.51 - 14.00                                         69          25,638,047        20.8       6.78        80.8         626
----------------------------------------------------------------------------------------------------------------------------
14.01 - 14.50                                         41          14,485,155        11.7       7.32        79.9         605
----------------------------------------------------------------------------------------------------------------------------
14.51 - 15.00                                         30           9,529,289         7.7       7.85        71.9         608
----------------------------------------------------------------------------------------------------------------------------
15.01 - 15.50                                         12           3,835,272         3.1       8.26        77.4         640
----------------------------------------------------------------------------------------------------------------------------
15.51 - 16.00                                         73          10,867,461         8.8       8.78        74.2         580
----------------------------------------------------------------------------------------------------------------------------
16.01 - 16.50                                         33           4,359,156         3.5       9.29        73.3         568
----------------------------------------------------------------------------------------------------------------------------
16.51 - 17.00                                         28           4,278,385         3.5       9.82        76.6         585
----------------------------------------------------------------------------------------------------------------------------
17.01 - 17.50                                          8           1,073,698         0.9      10.31        76.0         587
----------------------------------------------------------------------------------------------------------------------------
17.51 - 18.00                                          4             439,597         0.4      10.88        80.2         578
----------------------------------------------------------------------------------------------------------------------------
18.01 &gt;=                                               3             284,265         0.2      11.68        74.0         565
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

CSFB

Credit Suisse First Boston
CSFB 2004-FRE1

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Min Rate (%)                                   Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
&lt;= 4.50                                                2             710,371         0.6       4.50        80.0         716
----------------------------------------------------------------------------------------------------------------------------
4.51 - 5.50                                           28          10,990,006         8.9       5.18        76.9         659
----------------------------------------------------------------------------------------------------------------------------
5.51 - 6.00                                           39          15,991,609        13.0       5.85        80.9         635
----------------------------------------------------------------------------------------------------------------------------
6.01 - 6.50                                           53          20,807,096        16.9       6.36        80.4         630
----------------------------------------------------------------------------------------------------------------------------
6.51 - 7.00                                           69          25,638,047        20.8       6.78        80.8         626
----------------------------------------------------------------------------------------------------------------------------
7.01 - 7.50                                           41          14,485,155        11.7       7.32        79.9         605
----------------------------------------------------------------------------------------------------------------------------
7.51 - 8.00                                           30           9,529,289         7.7       7.85        71.9         608
----------------------------------------------------------------------------------------------------------------------------
8.01 - 8.50                                           12           3,835,272         3.1       8.26        77.4         640
----------------------------------------------------------------------------------------------------------------------------
8.51 - 9.00                                           73          10,867,461         8.8       8.78        74.2         580
----------------------------------------------------------------------------------------------------------------------------
9.01 - 9.50                                           33           4,359,156         3.5       9.29        73.3         568
----------------------------------------------------------------------------------------------------------------------------
9.51 - 10.00                                          28           4,278,385         3.5       9.82        76.6         585
----------------------------------------------------------------------------------------------------------------------------
10.01 - 10.50                                          8           1,073,698         0.9      10.31        76.0         587
----------------------------------------------------------------------------------------------------------------------------
10.51 - 11.00                                          4             439,597         0.4      10.88        80.2         578
----------------------------------------------------------------------------------------------------------------------------
11.01 - 11.50                                          1             113,925         0.1      11.20        80.0         594
----------------------------------------------------------------------------------------------------------------------------
11.51 - 12.00                                          1             110,981         0.1      11.70        70.0         551
----------------------------------------------------------------------------------------------------------------------------
12.51 >=                                               1              59,359         0.0      12.55        70.0         535
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
First Rate Cap (%)                             Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
3.00                                                 423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Periodic Rate Cap (%)                          Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
1.50                                                 423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                               Total             %                      WA
                                               No of         Scheduled       Scheduled      WAC        OLTV         WA
Initial IO Period (Months)                     Loans          Balance         Balance        %          %          FICO
----------------------------------------------------------------------------------------------------------------------------
0                                                    404         115,304,443        93.5       7.13        78.2         619
----------------------------------------------------------------------------------------------------------------------------
24                                                    18           7,548,965         6.1       5.87        82.6         633
----------------------------------------------------------------------------------------------------------------------------
36                                                     1             436,000         0.4       6.50        80.0         613
----------------------------------------------------------------------------------------------------------------------------
Total:                                               423         123,289,408       100.0       7.05        78.4         620
----------------------------------------------------------------------------------------------------------------------------